Subsequent events	12 Months Ended
Jun. 30, 2022
Subsequent events
Subsequent events

22.Subsequent events

On August 3, 2022, a total of 857,144 shares were issued to StarBlue seller in accordance with the share purchase agreement. Following this issuance 10,981,314 shares remain to be issued over the next four years.

Under the terms of the Normal Course Issuer Bid (“NCIB”), the Company purchased and cancelled 16,200 common shares at an average price of $7.85 per share for total consideration of $127. In addition, the Company’s agent purchased 14,700 common shares at an average price of $6.81 for total consideration of $100. As at September 26, 2022, these common shares have not been settled and cancelled.